Exhibit 4
                                                                        (Front)

Not Valid Unless Countersigned by transfer Agent
Nevada

Cusip No. 95751V 102

WESTCOAST GOLF EXPERIENCES, INC.

Authorized Common Stock: 75,000,000
Par Value:  $.001

This Certifies that

Is The Record Holder Of

Transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:                                      /s/ Roger Arnet
      ------------------                    ----------------------------------
                                            Roger Arnet, President & Secretary


                                    Corporate
                                      Seal


Not valid unless countersigned by Transfer Agent   Countersigned:

                                                   Holladay Stock Transfer, Inc.
                                                   2939 North 67th Place, Ste C
                                                   Scottsdale, Arizona 85251

                                                   By:
                                                      --------------------------
                                                      Authorized Signature

                                                                       Exhibit 4
                                                                         (Back)

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -  as tenants in common                   UNIF GIFT MIN ACT - ___ Custodian ___
TEN ENT -  as tenants by the entireties                             (cust)       (Minor)
JT TEN  -  as joint tenants with right of                           Under Uniform
           survivorship and not as tenants                          Gifts to Minors Act _____
           in common                                                                   (State)

Additional abbreviations my also be used thought not in the above list.

For Value Received, ________________________ hereby sell, assign and transfer unto

_____________________________
Please insert Social Security
or other Identifying
Number of Assignee

________________________________________________________________________________
(Please print or typewrite name and address, including zip code of assignee)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint_______________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________

________________________________________________________________________________

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever


Notice signature guaranteed:

Signature(s) must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank) or a trust company. The guaranteeing firm must be a member of the medallion guarantee program.

Transfer fee will apply